November 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 033-70814-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2004

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                           033-70814-01               13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 8.01.  Other Events.

	Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Floorplan Receivables, L.P., on behalf of itself and its co-registrant Distribution Financial Services Floorplan Master Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.


Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits.

Exhibit
No.		Document Description

99.1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 10/31/2004

99.2		Distribution Financial Services Floorplan Master Trust
Payment Date Statement Series 2000-2
Reporting for period ending 10/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller




EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        11/15/2004
Collection Period Ending                 10/31/2004
Calculation Of Pool Balance
 1 Total "Office" Receivables                        2,986,843,837
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,971,909,618

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                             518
 5 SAU 1-30 Office                                       7,812,068
 6 Total                                                 7,812,586
 7 Trust Receivables                                 2,986,843,837
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                22,401,329
10 Amount in Excess                                              0

11 NSF 30+                                                 561,171
12 SAU 30+                                               1,717,996
                                                         2,279,167

Overconcentrations
13 End of month Pool Balance                         2,971,909,618

                                                        Limits         Actual      Excess
14 A/R Receivables                              20%    594,381,924    60,457,413          0

15 Asset Based Receivables                      20%    594,381,924   149,946,390          0

16 Dealer concentration top 1 of 8             2.5%     74,297,740    87,019,020 12,721,279
17 Dealer concentration 2 of 8                   3%     74,297,740    78,303,609  4,005,869
18 Dealer concentration 3 of 8                   3%     74,297,740    65,685,192          0

19 Dealer concentration Other                    2%     59,438,192    27,618,720          0

20 Manufacturer Concentration Top 3             15%    445,786,443   246,654,733          0

21 Manufacturer Concentration Other             10%    297,190,962    77,281,511          0

22 Product Line Concentration:

23 CE & Appl                                    25%    742,977,405   103,904,114          0

24 MIS                                          25%    742,977,405   352,459,176          0

25 Motorcycle                                   25%    742,977,405   377,191,520          0

26 Marine                                       35%  1,040,168,366   692,521,258          0

27 RV                                           35%  1,040,168,366   919,942,589          0

28 Music                                        25%    742,977,405    57,427,790          0

29 Industrial Equipment                         25%    742,977,405   138,262,952          0

30 A/R                                          25%    742,977,405   210,403,802          0

31 Snowmobiles                                  25%    742,977,405             0          0

32 Other                                        25%                  134,730,635          0

33 Delayed Funding Receivables                                                            26

                                            8/31/04         9/30/04      10/31/04   Average
34 Charge Offs to Receivables
   (Annualized)                               0.07%          -0.27%         0.00%     -0.07%
35 Payment Rate                              45.61%          41.93%        37.24%     41.59%

Net Receivable Rate - Current Month
36 Interest                                   5.47%
37 Discount                                   2.23%
38 Total                                      7.70%
39 Less Servicing                            -2.00%
40 Remaining                                  5.70%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             10/31/04
Collection Period       10/01/04 10/31/04
Determination Date      11/11/04
Distribution Date       11/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     09/30/04  2,919,219,142
2 Plus: Account Additions         10/01/04              -
3 Beginning of month
  Principal
  Receivables                     10/01/04  2,919,219,142
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         10/01/04  2,904,623,046
6 Beginning of month Dealer
  Overconcentrations              10/01/04     14,507,608
  Beginning of month
7 Unconcentrated
  Pool Balance                    10/01/04  2,890,115,438

8 End of month Principal
  Receivables                     10/31/04  2,986,843,837
9 Discount Factor                                0.50%
10End of mo Pool Balance          10/31/04  2,971,909,618
11End of month Dealer
  Overconcentrations              10/31/04     12,721,279
12End of month
  Unconcentrated Pool
  Balance                         10/31/04  2,959,188,339
13Overconcentrated %              10/31/04       0.43%
14Unconcentrated %                10/31/04      99.57%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 10/01/04                    14,507,608     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           10/01/04                       0.52%          17.81%          17.01%         0.53%        0.27%
17End of month Invested
  Amount                          10/31/04                    16,727,148     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           11/11/04                             -               -               -             -            -
19Balance                         11/15/04                    16,727,148     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     11/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            10/15/04              -
22Determination Date
  Deposit                         11/15/04              -
  Distribution Date
23Disbursement                    11/15/04              -
  Excess Funding Account
24Balance                         11/15/04              -

Reserve Fund
25Required Amount                 11/15/04                                    17,500,000
26Beginning Balance               10/15/04                                    17,500,000
27Deposits              10/15/04  11/15/04                                        23,808
28Disbursements         10/15/04  11/15/04                                        23,808
29Ending Balance                  11/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      10/31/04                       0.58%          17.30%          16.52%         0.52%        0.26%
31Floating Allocation
  Percentage                      10/31/04                       0.58%          17.30%          16.52%         0.52%        0.26%

32Principal Collections 10/01/04  10/31/04  1,087,161,898        287,286
33Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
34Total Collections     10/01/04  10/31/04  1,104,734,597        288,722

Defaults
35Defaulted Amount      10/01/04  10/31/04        (10,639)
36Investor Default Amoun10/01/04  10/31/04                             -          (1,841)         (1,758)          (55)        (28)

Interest
37Monthly Interest                11/15/04                             -         921,432         871,703        30,871       18,858
38Interest Shortfall              11/15/04                             -               -               -             -            -
39Additional Interest             11/15/04                             -               -               -             -            -
40Total                           11/15/04                             -         921,432         871,703        30,871       18,858

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               10/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         10/01/04  10/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         11/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               10/01/04  10/31/04      1,047,022
47Floating Allocation
  Percentage                                                     0.58%          17.30%          16.52%         0.52%        0.26%
48Investor Nonprincipal
  Collections           10/01/04  10/31/04                         1,436       3,040,138       2,903,332        91,204       45,602
49Investor portion of
  Servicer Advance
  Less Reimbursement    10/01/04  10/31/04                             -         181,138         172,987         5,434        2,717
50Plus:  Investment Proc10/01/04  10/31/04                             -          27,246
51Less:
52Monthly Interest                11/15/04                             -         921,432         871,703        30,871       18,858
53Prior Monthly Interest          11/15/04                             -               -               -             -            -
54Additional Interest             11/15/04                             -               -               -             -            -
55Reserve Fund Deposit            11/15/04                             -               -               -             -            -
56Default Amount        10/01/04  10/31/04                             -          (1,841)         (1,758)          (55)        (28)
57Charge-Offs           10/01/04  10/31/04                             -               -               -             -            -
58Monthly Servicing Fee           11/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               11/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          11/15/04                             -               -               -             -            -
61Yield Supplement Dep.           11/15/04                             -               -
62Balance:  Excess Servi10/01/04  10/31/04                      1,436.00    1,495,598.00

Collection Account
63Beginning Balance               10/15/04                                             -
64Deposits              10/15/04  11/15/04                                     1,102,570
65Disbursements         10/15/04  11/15/04                                     1,102,570
66Ending Balance                  11/15/04                                             -

Interest Funding Account
67Beginning Balance               10/15/04                                             -
68Deposits              10/15/04  11/15/04                                       921,469
69Disbursements         10/15/04  11/15/04                                       921,469
70Ending Balance                  11/15/04                                           -

Principal Funding Account
71Beginning Balance               10/15/04                                             -
72Deposits              10/15/04  11/15/04                                             -
73Disbursements         10/15/04  11/15/04                                             -
74Ending Balance                  11/15/04                                             -

Yield Supplement Account
75Required Amount                 11/15/04                                     2,500,000
76Beginning balance               10/15/04                                     2,500,000
77Deposit               10/15/04  11/15/04                                         3,401
78Disbursements         10/15/04  11/15/04                                         3,401
79Ending balance                  11/15/04                                     2,500,000

80Total Amount Distributed        11/15/04        921,432

Interest Rate for the Next Period
81One-month LIBOR       11/15/04  12/15/04          2.10000%
82Net Receivables Rate            10/31/04          5.69897%
